SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                               1934 (Amendment No.)

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Filed by a Party other than the Registrant  | |
Check the appropriate box:
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| |    Definitive Additional Materials
| |    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Zoom Telephonics, Inc.
                (Name of Registrant as Specified in Its Charter)
 ------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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|X|      No fee required.
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         3)       Per unit price or other underlying value of transaction
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|  |     Fee paid previously with preliminary materials.
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         was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount Previously Paid:
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         4)       Date Filed:  _________________________________________________

                             ZOOM TELEPHONICS, INC.
                                207 South Street
                                Boston, MA 02111
May 11, 2001

Dear Shareholder:

         You are cordially invited to attend the Annual General Meeting of Shareholders of Zoom Telephonics, Inc. to be held at 9:00 a.m. Eastern Time on Thursday June 14, 2001 on the first floor of Zoom Telephonics, 207 South Street, Boston, Massachusetts, 02111. The location is near South Station in downtown Boston.

         A buffet breakfast will be available starting at 8:30 a.m. and the Meeting will begin at 9:00 a.m. Officers and directors will be available for discussion before and after the Meeting. After the short formal part of the Meeting, there will be a Zoom presentation and a question-and-answer period.

         Whether or not you plan to attend, we urge you to sign and return the enclosed proxy so that your shares will be represented. If you change your mind about your proxy at the Meeting, you can withdraw your proxy and vote in person.

         I look forward to seeing those of you who will be able to attend.


                                    Frank Manning
                                    President

                             ZOOM TELEPHONICS, INC.
                                207 South Street
                                Boston, MA 02111

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the "Meeting") will be held on June 14, 2001 at 9:00 a.m. Eastern Time on the first floor of Zoom Telephonics Inc. located at 207 South Street, Boston, Massachusetts 02111, and simultaneously (linked by telephone) at Suite 1525, 625 Howe Street, Vancouver, B.C. V6C2TC, for the following purposes:

     1. To place before the Meeting, the Report of the Directors (including management's discussion and analysis of financial condition and results of operation), the financial statements of Zoom Telephonics, Inc. for the year ending December 31, 2000, and the Report of the Auditor on the financial statements;

     2.   To elect five directors for the ensuing year;

     3. To consider and act upon a proposal to amend Zoom's 1991 Directors Stock Option Plan to extend the expiration date from April 30, 2001 to April 30, 2011;

     4. To appoint an auditor for the ensuing year at a remuneration to be fixed by the directors; and

     5. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

         The Board of Directors has fixed the close of business on April 27, 2001 as the record date for determining Shareholders entitled to receive notice of the Meeting and, subject to subsequent transferees taking steps to be added to the voting list in the manner set forth under "Voting Shares and Record Date" in the Proxy Circular, to vote at the Meeting.

         Shareholders who are unable to attend the Meeting in person are requested to complete, sign, date and return the enclosed Form of Proxy in the envelope provided. A proxy will not be valid unless it is deposited and received at the office of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072 before 6:00 p.m. Eastern Time on June 13, 2001.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                Frank B. Manning
                                President

Boston, Massachusetts
May 11, 2001

--------------------------------------------------------------------------------
IMPORTANT: YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                                                  THANK YOU FOR ACTING PROMPTLY.

--------------------------------------------------------------------------------

                             ZOOM TELEPHONICS, INC.

              PROXY CIRCULAR FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2001


                             SOLICITATION OF PROXIES
         THIS PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ZOOM TELEPHONICS, INC. ("ZOOM") FOR USE AT THE ANNUAL GENERAL MEETING AND ANY ADJOURNMENTS OF THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF ZOOM (THE "MEETING") TO BE HELD ON JUNE 14, 2001, AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE NOTICE OF MEETING.

         It is expected that the solicitation will be primarily by mail. Zoom has retained CIBC Mellon Trust Company and Corporate Investor Communications, Inc. to assist in the solicitation of proxies from brokerage firms, banks and other institutional nominees. Zoom may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials. Proxies may also be solicited personally or by telephone by directors, officers or employees of Zoom at nominal cost. The cost of this solicitation will be borne by Zoom.

         The approximate date on which this Proxy Circular, Notice of Meeting and accompanying Form of Proxy are first being mailed to Shareholders is May 11, 2001.

         Zoom's principal executive offices are located at 207 South Street, Boston, Massachusetts 02111 and its telephone number is (617) 423-1072.


                      APPOINTMENT AND REVOCATION OF PROXIES
         The persons named as proxy holders in the accompanying Form of Proxy are nominees of Zoom's management. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT SUCH SHAREHOLDER AT THE MEETING MAY DO SO, EITHER BY:

     (a) STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

     (b) BY COMPLETING ANOTHER PROPER FORM OF PROXY.

         The completed Form of Proxy must be deposited and received at the office of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072 before 6:00 p.m. Eastern time on June 13, 2001.

        A Shareholder who has given a proxy in the form accompanying this Proxy Circular may revoke it at any time before it is voted. It may be revoked by an instrument in writing delivered to the office of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072, or to the registered office of Zoom, at Suite 1525, 625 Howe Street, Vancouver, British Columbia V6C2TC at any time up to and including the last business day preceding the day of the Meeting, or to the Chairman of the Meeting on the day of the Meeting or any adjournments thereof, or it may be revoked by written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.


                                VOTING OF PROXIES

         The votes of Shareholders present in person or by proxy at the Meeting will be tabulated by a scrutineer appointed by Zoom. The presence, in person or by proxy, of at least one-third of the outstanding shares of Common Stock of Zoom is necessary to constitute a quorum at the Meeting. The five nominees for directors of Zoom who receive the greatest number of votes cast by the Shareholders present in person or by proxy at the Meeting and entitled to vote thereon will be elected directors of Zoom. The affirmative vote of a majority of the votes of the holders of the Common Stock present in person or by proxy at the Meeting will be required for the approval of Proposal No. 2, the amendment to 1991 Directors Stock Option and Proposal No. 3, the appointment of KPMG LLP as Zoom's independent auditor.

         In the case of abstentions from or withholding of the voting of shares of Common Stock on any matter, the shares of Common Stock which are the subject of abstention or withholding ("non-voted shares") will be counted for determination of a quorum, but will not be counted as affirmative or negative votes on the matter to be voted upon. Brokers may not vote shares of Common Stock held in street name on behalf of customers on a proposal without specific instructions from their customers. If a customer has not given any instructions on the proposals, then the votes attaching to such customer's shares of Common Stock are not counted for purposes of a quorum. If a customer has given instruction on some but not all of the proposals, then the votes attaching to the customer's shares of Common Stock are counted for the determination of a quorum for all purposes. On any given proposal, where no instructions are received from the customer, the votes attaching to such customer's shares of Common Stock ("broker non-votes") will not be counted as affirmative or negative votes on the matter to be voted upon.

         In voting by proxy with regard to the election of directors, Shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. If a choice with respect to any matter to be acted upon has been specified in a proxy, the shares represented by that proxy will be voted in accordance with the specification so made. IF A CHOICE IS NOT SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY MANAGEMENT IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY, AND FOR THE NOMINEES OF MANAGEMENT FOR DIRECTORS, THE APPROVAL OF THE AMENDMENT TO THE 1991 DIRECTORS STOCK OPTION PLAN AND THE APPOINTMENT OF KPMG LLP AS ZOOM'S INDEPENDENT AUDITOR.

         The Form of Proxy accompanying this Proxy Circular confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Circular, management of Zoom knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Meeting.

                          VOTING SHARES AND RECORD DATE

         The record date as of which Shareholders are entitled to receive notice of and to vote at the Meeting is April 27, 2001. As of that date, 7,860,886 shares of Common Stock, without par value, of Zoom were issued and outstanding. Each share carries the right to one vote on each matter to be voted upon at the Meeting.

         Each holder of record of shares of Common Stock of Zoom on April 27, 2001 is entitled to vote such holder's shares at the Meeting except to the extent that the holder transfers any shares and the transferee of such shares produces properly endorsed share certificates or otherwise establishes that such transferee owns the shares and demands not later than ten (10) days before the Meeting to be included in the list of Shareholders entitled to vote at the Meeting, in which case the transferee (and not the transferor) is entitled to vote such shares at the Meeting.

                                     REPORTS

         At the Meeting, Zoom will submit to the Shareholders the following: (i) the Report of the Board of Directors; (ii) the financial statements of Zoom for the year ending December 31, 2000; and (iii) the Report of the Independent Auditor on the financial statements. Zoom's Annual Report to Shareholders for the fiscal year ending December 31, 2000, which includes financial statements audited by KPMG LLP and management's discussion and analysis of those financial statements, is being mailed to Shareholders simultaneously with this Proxy Circular. No action will be required from the Shareholders with respect to these reports.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         A board of five directors is to be elected at the Meeting. The persons named in the following table are proposed by management for election as directors of Zoom. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. All nominees are currently directors of Zoom. In the event that any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each director elected will hold office until the next Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Articles of Continuance of Zoom or he becomes disqualified to act as a director. The five (5) nominees who receive the greatest number of votes cast by Shareholders present, in person or by proxy, and entitled to vote at the Meeting, will be elected directors of Zoom.


Name                               Age                    Principal Occupation                    Director Since
------------------------------ ------------ -------------------------------------------------- ---------------------
Frank B. Manning                   52       Chief Executive Officer, President and Chairman            1977
                                            of the Board of Zoom Telephonics, Inc.
Peter R. Kramer                    49       Executive Vice President and Director of Zoom              1977
                                            Telephonics, Inc.
Bernard Furman (1) (2)             71       Consultant                                                 1991
L.Lamont Gordon(1)                 68       Chairman of Sprott Securities Limited                      1992
J Ronald Woods (1) (2)             65       Vice President of Jascan, Inc.                             1991
------------------------------ ------------ -------------------------------------------------- ---------------------

(1) Member of the Audit Committee

(2) Member of the Stock Option Committee

Background of Nominees

     Frank B. Manning is a co-founder of Zoom and has been President, Chief Executive Officer and a Director of Zoom since May 1977, and Chairman of the Board since 1986. He earned his B.S., M.S. and Ph.D. degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. Mr. Manning was a director of Microtouch Systems, Inc., a Nasdaq-listed leader in touchscreen technology, from 1993 until its recent acquisition by 3M. Since 1998 Mr. Manning has served as a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Frank B. Manning is the brother of Terry Manning, vice president of sales and marketing of Zoom.

     Peter R. Kramer is a co-founder of Zoom and has been Executive Vice President and a Director of Zoom since May 1977. He earned his B.A. degree in 1973 from SUNY Stony Brook and his M.F.A. degree from C.W. Post College in 1975.

     Bernard Furman has been a Director of Zoom since 1991. Mr. Furman has served as a consultant to various companies, including Timeplex, Inc. (formerly listed on the New York Stock Exchange), a world leader in large capacity multiplexer and network management products. He was a co-founder of Timeplex and served as its General Counsel and as member of its Board of Directors from its inception in 1969, and in 1984 also became Vice Chairman, Chief Administrative Officer and a member of the Executive Committee of the Board, holding all such positions until Timeplex was acquired by Unisys Corporation in 1988.

    L. Lamont Gordon has been a Director of Zoom since 1992. Since 1987,
Mr. Gordon has served as the Chairman of Sprott Securities Limited, a Canadian institutional stock brokerage firm, and a member of the Toronto Stock Exchange. He co-founded Gordon Securities Limited in 1969 and served as President until 1978 and as Chairman until 1979. He then founded Gordon Lloyd-Price Investments Limited, a private investment holding company and has served as its Chairman since 1979.

    J. Ronald Woods has been a Director of Zoom since 1991. Since November, 2000, Mr Woods has served as President of Rowood Capital Corp. From June 1996 to November, 2000, Mr. Woods served as Vice President-Investments of Jascan,
Inc. Prior to that, Mr. Woods served as Vice President-Investments of Conwest Exploration Corporation Ltd., a resource holding company based in Toronto from 1987 to June 1996. He also served as a director, major shareholder and head of research and corporate finance for Merit Investment Corporation, a stock brokerage firm, from 1972 through 1987, and served as the President of Merit Investment Corporation from 1984 through 1987. He is a former Governor of the Toronto Stock Exchange and is currently a director of Upton Resources, Inc. and Key West Energy Corp.

Committees and Meetings of the Board of Directors

         The Board of Directors has an Audit Committee and a Stock Option Committee. The Board of Directors does not have a nominating or compensation committee.

     The Stock Option Committee consists of Messrs. Furman and Woods. The primary function of the Stock Option Committee is to administer and award options under the Zoom Telephonics, Inc. stock option plans.

         The members of and a description of the functions of the Audit Committee are described in the "Audit Committee Report" set forth below.

         During the year ending December 31, 2000, the Board of Directors held three (3) meetings and acted by unanimous written consent on two (2) occasions, the Audit Committee held four (4) meetings and the Stock Option Committee acted by unanimous written consent two (2) times. In addition, management consulted with members of the Board of Directors throughout the year on an informal basis. Each Director attended at least 75% of the total number of meetings of the Board and the committees on which he served.

                             AUDIT COMMITTEE REPORT

         During fiscal 2000, the Audit Committee of the Board of Directors (the "Audit Committee") consisted of two of Zoom's directors: Messrs. Furman and Woods. On February 7, 2001, the Board of Directors appointed Messr. Gordon as Zoom's third member of the Audit Committee to serve on the committee during fiscal 2001. All members of Zoom's Audit Committee are "independent" as such term is defined under the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter (the "Audit Committee Charter") which was approved and adopted by the Board of Directors on May 23, 2000 and is attached to this proxy circular as Appendix A. Under the provisions of the Audit Committee Charter, the Audit Committee's primary functions are to, among other things: recommend the engagement and oversee the performance of Zoom's independent auditors; review Zoom's financial disclosure documents; monitor Zoom's financial reporting process and internal control systems; monitor potential conflicts of interest among Zoom and its executive officers and directors; and provide a liaison between the independent auditors and the Board of Directors.

         The Audit Committee has reviewed and discussed with management Zoom's audited consolidated financial statements for the fiscal year ending December 31, 2000. The Audit Committee has also discussed with KPMG LLP, Zoom's independent auditors, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended. As required by Independence Standards Board Standard No. 1, as amended, "Independence Discussion with Audit Committees," the Audit Committee has received and reviewed the required written disclosures and a confirming letter from KPMG LLP regarding their independence, and has discussed the matter with the auditors.

         Based on its review and discussions of the foregoing, the Audit Committee has recommended to the Board of Directors that Zoom's audited consolidated financial statements for fiscal 2000 be included in Zoom's Annual Report on Form 10-K for the fiscal year ending December 31, 2000. Further, the Audit Committee recommends that the Board of Directors engage KPMG LLP as Zoom's independent auditors for the fiscal year ending December 31, 2001.

                                                     Audit Committee:
                                                     Bernard Furman
                                                     L. Lamont Gordon
                                                     J. Ronald Woods

Directors' Compensation

         Each non-employee director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the director is personally present. Travel and lodging expenses are also reimbursed.

        Each non-employee director of Zoom is also granted stock options under the Zoom Telephonics, Inc. 1991 Directors Stock Option Plan, as amended
(the "Directors Plan"). Currently, the non-employee Directors of Zoom are Bernard Furman, J. Ronald Woods and L. Lamont Gordon.

         The Directors Plan, which expires on April 30, 2001, provides in the aggregate that 198,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors' Plan. Under the Directors Plan, each non-employee director automatically receives an option to purchase 6,000 shares of Common Stock on January 10 and July 10 of each year. The exercise price for the options granted under the Directors Plan is the fair market value of the Common Stock on the date the option is granted.

         During fiscal 2000, Messrs. Furman, Woods and Gordon each received options to purchase 12,000 shares of Common Stock under the Directors Plan at an average exercise price of $7.6875 per share.

         The Board of Directors would like to continue to offer its non-employee directors stock options to purchase shares of Zoom's Common Stock. Accordingly, in March 2001 the Board of Directors approved and adopted an amendment, subject to Shareholder approval of Proposal No. 2, to extend the expiration date of the Directors Plan from April 30, 2001 to April 30, 2011. If Proposal No. 2 is approved by the Shareholders, stock options would continue to be granted to the non-employee directors in accordance with the terms of the Directors Plan. For a description of the amendment and the material terms of the Directors Plan, please see Proposal No. 2.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 7, 2001, by (i) each person who is known by Zoom to own beneficially more than five (5) percent of Zoom's Common Stock, (ii) each of Zoom's directors and each named executive officer in the Summary Compensation Table under "Executive Compensation", and (iii) all of Zoom's directors and executive officers as a group. On April 27, 2001, there were 7,860,866 issued and outstanding shares of Zoom's Common Stock.


                                                    Number of Shares
Name                                               Beneficially Owned             % of Common Stock
--------------------------------------------- ------------------------------ ----------------------------
Frank B. Manning(1) (2)                                  739,746                        9.2%
c/o Zoom Telephonics, Inc.
207 South Street
Boston, MA 02111

T. Pat Manning(2)                                        440,033                        5.6%
1821 Sherman Drive
St. Charles, MO 63303

Peter R. Kramer(3)                                       579,449                        7.3%
c/o Zoom Telephonics, Inc.
207 South Street
Boston, MA 02111

Bernard Furman(4)                                         40,000                           *

L. Lamont Gordon(5)                                       19,000                           *

J. Ronald Woods(6)                                        20,000                           *

Robert A. Crist(7)                                        55,000                           *

Dean Panagopoulos(8)                                      32,000                           *

Deena Randall(9)                                          44,500                           *

All Directors and Current                              1,701,244                        20.4%
Executive Officers
As a group (10 persons)
(1)(3)(4)(5)(6)(7)(8)(9)(10)
--------------------------------------------- ------------------------------ ----------------------------

*Less than one percent of shares outstanding.

(1) Includes 143,500 shares that Mr. Manning has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001. Includes 3,368 shares held by Mr. Manning's daughter, as to which he disclaims beneficial ownership.

(2)     T. Pat Manning and Frank B. Manning are brothers.

(3) Includes 99,000 shares that Mr. Kramer has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001.

(4) Includes 12,000 shares the Mr. Furman has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001.

(5) Includes 18,000 shares that Mr. Gordon has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001.

(6) Includes 18,000 shares that Mr. Woods has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001.

(7) Includes 55,000 shares that Mr. Crist has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001.

(8) Includes 32,000 shares that Mr. Panagopoulos has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001.

(9) Includes 44,500 shares that Ms. Randall has the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001.

(10) Includes 54,500 shares that the executive officers of Zoom, who are not named above, have the right to acquire under outstanding stock options exercisable within sixty (60) days after April 7, 2001.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following Summary Compensation Table shows, for the fiscal years ending December 31, 2000, 1999, and 1998, the compensation of each person who served as Chief Executive Officer and the four most highly compensated executive officers of Zoom whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to Zoom during the last completed fiscal year (the "Named Executives").

     NOTE: Bonus payments do not reflect the performance or value of an executive. Zoom focuses on the total compensation of each executive, including base salary, bonus, and stock options.

                                                                                                Long Term
                                                                                              Compensation
                                                            Annual Compensation                  Awards
                                                                                                Securities
Name and                                                                    Other Annual        Underlying          All Other
Principal Position                     Year        Salary       Bonus       Compensation       Options (#)       Compensation(3)
----------------------------------- ------------ ------------ ----------- ------------------ ----------------- --------------------

Frank B. Manning,                    12/31/00     $126,040     $12,000       $11,771(1)          110,000              $210
Chief Executive Officer,             12/31/99     $120,371     $10,000           -0-               -0-                $300
President and Chairman of            12/31/98     $100,305     $10,000           -0-             103,500              $460
the Board

Peter R. Kramer,                     12/31/00     $126,168     $12,000          $866(1)           80,000              $137
Executive Vice President             12/31/99     $120,196     $10,000       $10,988(1)            -0-                $200
and Director                         12/31/98     $100,305     $10,000           -0-              69,000              $370

Robert A. Crist                      12/31/00     $144,715     $12,000        $3,585(2)           32,000              $491
Vice President of Finance            12/31/99     $139,217     $10,000        $3,525(2)           15,000              $616
And Chief Financial Officer          12/31/98     $130,304       -0-             -0-              34,500               -0-

Dean Panagopoulos                    12/31/00     $117,311     $10,000           -0-              40,000               $90
Vice President of Network            12/31/99      $98,985     $10,000           -0-              10,000               $81
Products Group                       12/31/98      $89,332       -0-             -0-              17,250               $68

Deena Randall                        12/31/00     $128,263     $14,000           -0-              30,000              $135
Vice President-Operations            12/31/99     $113,174     $10,000        $8,703(1)           10,000              $159
                                     12/31/98      $95,537      $9,000           -0-              34,500               -0-
----------------------------------- ------------ ------------ ----------- ------------------ ----------------- --------------------



(1)      Consists of amounts paid as a cash-out of accrued and unused vacation time.

(2)      Consists of amounts paid for parking expenses.

(3)      Consists of insurance premiums paid by Zoom for the term life insurance policy for the benefit of the
         Named Executive Officer.

         For the fiscal year ending December 31, 2000, all of Zoom's executive officers as a group (7 persons) received, in the aggregate, cash compensation of $913,005 (which excludes an aggregate of $90,000 paid to Zoom's executive officers for bonuses earned in 2000).

Option/SAR Grants in Last Fiscal Year

         The following table sets forth certain information with respect to stock options granted to the Named Executives during the fiscal year ended December 31, 2000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                      Individual Grants

                                                                                                     Potential Realizable
                                Number of         % of Total                                           Value at Assumed
                                Securities          Options          Exercise                       Annual Rates of Stock
                                Underlying        Granted to          or Base                       Price Appreciation for
                                 Options         Employees in        Price Per     Expiration           Option Term (2)
Name                           Granted (1)        Fiscal Year          Share           Date
                                                                                                 5%                  10%
----------------------------- --------------- -------------------- -------------- -------------- -----------------------------
Frank B. Manning                  80,000             8.62%            $8.000        01/20/03         $100,880        $211,840
                                  30,000             3.23%            $6.625        07/18/03          $31,328         $65,786
Peter R. Kramer                   60,000             6.47%            $8.000        01/20/03          $75,660        $158,880
                                  20,000             2.16%            $6.625        07/18/03          $20,885         $43,856
Robert A. Crist                   10,000             1.08%            $5.313        05/23/03           $8,375         $17,586
                                  10,000             1.08%            $6.625        07/18/03          $10,443         $21,929
                                  12,000             1.29%            $8.000        01/20/03          $15,132         $31,776
Dean Panagopoulos                 10,000             1.08%            $8.000        01/20/03          $12,610         $26,480
                                  20,000             2.16%            $6.625        07/18/03          $20,885         $43,858
                                  10,000             1.08%            $5.3125       05/23/03           $8,374         $17,584
Deena Randall                     30,000             3.23%            $8.000        01/20/03          $37,830         $79,440
----------------------------- --------------- -------------------- -------------- -------------- ------------- ---------------

 (1) The options were granted under the 1990 Stock Option Plan, as amended, and are subject to a vesting schedule pursuant to which, in general, the options become exercisable at a rate of 50% per year commencing one year after the date of grant provided the holder of the option remains employed by Zoom. Options generally may not be exercised later than 36 months after the date of grant.

(2) The assumed rates are compounded annually for the full term of the options and do not represent Zoom's estimate or projection of future
         Common Stock prices.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table sets forth information with respect to the Named
Executives concerning the exercise of options during the fiscal year ending
December 31, 2000 and unexercised options held as of December 31, 2000.




                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES



                                                             Number of Securities              Value of Unexercised
                                Shares                     Underlying Unexercised           In-the-Money Options/SARs
                              Acquired      Value        Options/SARs at FY-End (#)              at FY-End (6)
    Name                     On Exercise   Realized    Exercisable       Unexercisable    Exercisable     Unexercisable
-------------------------- ------------- ------------ --------------- ---------------- --------------- ----------------
 Frank B. Manning(1)          -0-          -0-               193,500         110,000        -0-             -0-
 Peter R. Kramer(2)           -0-          -0-               129,000          80,000        -0-             -0-
 Robert A. Crist(3)          18,000       $169,267            35,000          48,500        -0-             -0-
 Dean Panagopoulos(4)        18,000       $135,518            17,000          45,000        -0-             -0-
 Deena M. Randall(5)         20,000       $118,069            29,500          35,000        -0-             -0-
 ------------------------- ------------- ------------ ---------------- --------------- --------------- ----------------

(1) Of the 303,500 options to purchase shares of Common Stock held by Mr. Manning, 90,000 options have an exercise price of $8.125 per share, 90,000 options have an exercise price of $4.531 per share, 80,000 options have an exercise price of $8.00 per share, 30,000 options have an exercise price of $6.625 per share and 13,500 options have an exercise price of $4.125 per share.

(2) Of the 209,000 options to purchase shares of Common Stock held by Mr. Kramer, 60,000 options have an exercise price of $8.125 per share, 60,000 options, have an exercise price of $4.531 per share, 60,000 options have an exercise price of $8.00 per share, 20,000 options have an exercise price of $6.625 per share and 9,000 options have an exercise price of $4.125 per share.

(3) Of the 83,500 options to purchase shares of Common Stock held by Mr. Crist, 19,250 options have an exercise price of $7.3125 per share, 15,000 options have an exercise price of $4.531 per share, 2,250 options have an exercise price of $4.125 per share, 15,000 options have an exercise price of $4.375 per share, 12,000 have an exercise price of $8.00 per share, 10,000 options have an exercise price of $5.3125 and 10,000 options have an exercise price of $6.625 per share. In the event that Mr. Crist is terminated by Zoom for any reason other than for cause or a change of control, options to purchase up to 20,000 shares of Common Stock will become automatically vested.

(4) Of the 62,000 options to purchase shares of Common Stock held by Mr. Panagopoulos, 2,250 options have an exercise price of $8.625 per share, 2,250 options have an exercise price of $4.125 per share, 10,000 options have an exercise price of $4.281 per share, 7,500 options have an exercise price of $4.531 per share, 20,000 options have an exercise price of $6.625 per share, 10,000 options have an exercise price of $8.00 per share and 10,000 options have an exercise price of $5.3125.

(5) Of the 64,500 options to purchase shares of Common Stock held by Ms. Randall, 20,000 options have an exercise price of $4.531 per share, 4,500 options have an exercise price of $4.125 per share, 10,000 have an exercise price of $4.375 per share, and 30,000 options have an exercise price of $8.00 per share.

(6) Based upon the closing price of Zoom's Common Stock on December 31, 2000 on the Nasdaq National Market ($3.313). As of December 31, 2000, no Named Executive held options, exercisable or unexercisable, with an exercise price of less than $3.313.

         Options to purchase Zoom's Common Stock have been granted to executive officers and other employees of Zoom under the Zoom Telephonics, Inc. Stock Option Plan, as amended (the "1990 Plan"). Options to purchase Zoom's Common Stock may also be granted to employees who are neither officers nor directors of Zoom under Zoom's 1998 Employee Equity Incentive Plan (the "1998 Plan"). The 1990 Plan and the 1998 Plan are each administered by the Stock Option Committee of the Board of Directors. In addition, the Board of Directors has authorized Mr. Manning to award a limited number of options under the 1998 Plan throughout the fiscal year.

         During the fiscal year ending December 31, 2000, Zoom's executive officers as a group (7 persons) were granted in the aggregate options to purchase a total of 362,000 shares of Zoom's Common Stock, net of cancellations, at an average exercise price per share of $7.5781. During the year, executive officers exercised an aggregate of 56,000 options.

Insider Participation in Compensation Decisions

         Decisions regarding executive compensation, exclusive of the administration of the 1990 Plan, are made by the entire Board of Directors. The Board of Directors has no Compensation Committee. The Stock Option Committee, consisting of Messrs. Furman and Woods, is responsible for administering the 1990 Plan, including determining the individuals to whom stock options are awarded, certain of the terms upon which option grants are made, and the number of shares subject to each option granted under the 1990 Plan. No member of the Stock Option Committee is a former or current officer or employee of Zoom. Mr. Manning and Mr. Kramer, who are executive officers and directors of Zoom, made recommendations to the Stock Option Committee regarding the granting of stock options and participated in deliberations of the Board of Directors concerning executive officer compensation. Neither Mr. Manning nor Mr. Kramer participated in any vote establishing their compensation.

Board of Directors Report on Executive Compensation

         The primary objectives of the Board of Directors in developing executive compensation policies are to enhance the profitability of Zoom by closely aligning the financial interests of Zoom's executive officers with those of its Shareholders and to attract and retain key executives important to the long-term success of Zoom. To effect these objectives, the Board of Directors pays Zoom's executive officers what the Board believes to be relatively low cash compensation while providing those officers with significant performance-based long-term incentive compensation and the opportunity to build a substantial ownership interest in Zoom through the granting of stock options.

         Frank B. Manning, Zoom's Chief Executive Officer, received cash compensation for the fiscal year ending December 31, 2000, in the amount of $149,811. The Board of Directors has not conducted any surveys of salaries of executive officers, but based upon its experience believes that the cash compensation of its executive officers, including the compensation received by Mr. Manning, is low compared to the cash compensation of comparable executive officers in similarly situated companies. The low level of compensation of Mr. Manning reflects Mr. Manning's request to limit his cash compensation in favor of stock options. If not for this request, the Board of Directors would have set Mr. Manning's cash compensation at a higher level to better reflect his importance and contributions to Zoom.

         During fiscal 2000, Mr. Manning was granted 110,000 options to purchase shares of Common Stock at an average exercise price of $7.625 per share. In addition, the Board of Directors, other than Mr. Manning and Mr. Kramer who abstained from voting, approved an extension of the expiration date of Mr. Manning's option to purchase 90,000 shares of Common Stock at $8.125 per share, from September 12, 2000 to March 12, 2001. Other executive officers as a group were granted an aggregate of 250,000 options to purchase shares of Common Stock at an average exercise price of $7.5575 per share. In determining the number of options to be granted to the executive officers, the Stock Option Committee reviews recommendations provided by Mr. Manning, the Chief Executive Officer, and makes a subjective determination regarding that recommendation based upon the following criteria: (i) the level of cash compensation; (ii) the compensation paid by companies that might compete with Zoom for the employee's services; (iii) the individual performance of the executive officer; and (iv) the number of shares subject to options already held by each executive officer. No particular weight is given to any of these factors, rather each executive officer's total compensation package is reviewed as a whole, and recommendations from the Chief Executive Officer are given deference absent countervailing concerns.

        Board of Directors:                        Stock Option Committee:
--------------------------------------------------------------------------------

        Frank B. Manning                           Bernard Furman
        Peter R. Kramer                            J.  Ronald Woods
        Bernard Furman
        J.  Ronald Woods
        L. Lamont Gordon
--------------------------------------------------------------------------------

Performance Graph

         The following graph compares the annual change in Zoom's cumulative total Shareholder return for the five (5) year period from December 31, 1995 through December 31, 2000, based upon the market price of Zoom's Common Stock, with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's High Technology Composite Index for that period.


     Comparison of Cumulative
     Total Return Among:               12/31/95        12/31/96        12/31/97        12/31/98        12/31/99        12/31/00
                                       --------        --------        --------        --------        --------        --------
     High Tech Composite Index          100.00          143.90          175.70          303.37          528.84          332.29
     S & P 500 Index                    100.00          120.21          157.44          199.43          238.37          214.20
     Zoom Telephonics, Inc.             100.00           51.29           34.18           20.25           42.72           15.90

Assume $100 invested on 12/31/95

The Performance Graph assumes the investment of $100 on December 31, 1995 in Zoom's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's High Technology Composite Index, and the reinvestment of any and all dividends.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom directors and executive officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. To Zoom's knowledge, all of the required reports were filed by such persons during fiscal 2000.

                                 PROPOSAL NO. 2

                  PROPOSAL TO AMEND THE ZOOM TELEPHONICS, INC.
                        1991 DIRECTORS STOCK OPTION PLAN

         In March 2001, the Board of Directors approved and adopted, subject to Shareholder approval, an amendment to the Zoom Telephonics, Inc. 1991 Directors Stock Option Plan, as amended (the "Directors Plan"). As set forth in further detail below, the proposed amendment to the Directors Plan extends the expiration date of the Directors Plan from April 30, 2001 to April 30, 2011.

         The purposes of the Directors Plan are to attract and retain the services of experienced and knowledgeable independent directors and to provide these directors the opportunity to purchase stock in Zoom pursuant to the exercise of options.

         Each director who is not an employee of Zoom is eligible to receive options under the Directors Plan. Of the current directors, Messrs. Furman, Woods and Gordon are eligible directors. During the fiscal year ending December 31, 2000, Messrs. Furman, Woods and Gordon each received options to purchase 12,000 shares of Common Stock under the Directors Plan at an average exercise price of $7.6875 per share.

         The Directors Plan provides that an aggregate of 198,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. Under the Directors Plan, as originally adopted and as previously amended, each eligible director receives an option to purchase 6,000 shares of Common Stock on July 10 and January 10 of each year, provided such person is then a director. All options become exercisable in full six months after the date of grant and terminate on the last day of the second year following the date of grant.

         The exercise price for all options granted under the Directors Plan is the fair market value of the Common Stock at the time the option is granted. The exercise price may be paid in cash, with Common Stock (valued at fair market value on the date of purchase), or by a combination of cash and Common Stock.

         Shares issued under the Directors Plan may include treasury shares, authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated. Shares subject to an option that ceases to be exercisable for any reason will be available for subsequent option grants.

         The Directors Plan terminates on April 30, 2001 and no further options may be issued under the Plan after that date. If the Shareholders approve the amendment contemplated by this Proposal No. 2, the expiration date of the Directors Plan will be extended to April 30, 2011 and options will continue to be granted under the Directors Plan in accordance with the terms of the Plan.

         No option under the Directors Plan may be exercised subsequent to two years from the date of grant. If an eligible director ceases to be a director of Zoom for any reason other than as a result of death or disability, all options held by that director will remain exercisable for a period of one month following such termination (but not later than their specified expiration date). If such termination is a result of permanent disability, options will be exercisable for a period of one year from the date of termination (but not later than their specified expiration date). If such termination is a result of death, or if an option holder dies within the one month period referred to above or during the first year after such holder becomes disabled, then vested options will be exercisable for a period of one year from the date of death (but not later than their specified expiration date).

         The Directors Plan is administered by the Board of Directors. The Board of Directors may from time to time adopt such rules and regulations for carrying out the Directors Plan as it may determine in its sole discretion. The Board of Directors has no discretion with respect to the selection of recipients of grants, or the timing, pricing or the amount of stock option grants under the Directors Plan.

         The Directors Plan may be amended or terminated by the Board of Directors, subject to certain limitations (i) with respect to certain matters for which Shareholder approval may be required, and (ii) regarding the number of amendments which may be made in any six month period. No amendment, suspension or termination of the Directors Plan, except as described in the Directors Plan, may adversely affect the rights of an option holder under the Directors Plan without the holder's consent.

         Since the adoption of the Directors Plan, options to purchase an aggregate of 108,000 shares of Common Stock (net of terminations) have been granted thereunder to all directors who were not executive officers as a group, with 108,000 options (net of terminations) having been granted to all current directors who are not executive officers as a group, including 42,000 options to Mr. Furman, 30,000 options to Mr. Woods and 36,000 options to Mr. Gordon, in each case net of terminations. Of the 108,000 options granted (net of terminations), 42,000 shares of Common Stock have been issued upon exercise of such options.

         No options have been or will be granted under the Directors Plan to the Named Executives. No options have been or will be granted under the Directors Plan to all current executive officers as a group or any associates of such executive officers. No options have been or will be granted under the Directors Plan to employees (including current officers who are not executive officers) as a group.

         At April 27, 2001, the market value of the Common Stock underlying the outstanding options under the Directors Plan was $168,300, based upon the last reported sale price per share of the Common Stock of $2.55 on the Nasdaq National Market on April 27, 2001.

Federal Tax Consequences of Directors Plan

         The following general discussion of the federal income tax consequences of the issuance and exercise of options granted under the Directors Plan is based upon the provisions of the Internal Revenue Code as in effect on the date hereof, current regulations thereunder, and existing public and private administrative rulings of the Internal Revenue Service. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the Directors Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to state tax laws. The Directors Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         The recipient of a stock option under the Directors Plan will not recognize any taxable income upon the grant of an option under the Directors Plan. Generally, an option holder recognizes ordinary taxable income at the time an option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. However, participants in the Directors Plan, generally will be subject to
Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)") upon the sale of their shares of Common Stock and this may affect their tax liability. In the case of exercise of an option by someone whose sale of shares of Common Stock would subject him to liability under Section 16(b), recognition of income by the option holder may be postponed. The rules under Section 16(b) were revised after the Treasury Regulations promulgated under the Code were adopted, and the regulations have not yet been amended to conform with the revised rules under Section 16(b). However, it is generally anticipated that the date of recognition (the "Recognition Date") will be the earlier of (i) six months after the date the option was granted, or (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six month period will instead run from the option holder's most recent grant or purchase of Common Stock prior to the exercise of his option. The option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares at that time over the exercise price. Despite this general rule, if the Recognition Date is after the date of exercise, then the option holder may make an election pursuant to Section 83(b) of the Code. In this case, the option holder will recognize ordinary taxable income, if any, at the time the option is exercised and not on the later date. In order to be effective, the 83(b) election must be filed with Zoom and the Internal Revenue Service within 30 days of exercise.

         Zoom will generally be entitled to a compensation deduction for federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided it reports the income on a W-2 or Form 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

         When an option holder subsequently disposes of the shares of Common Stock received upon exercise of an option, he will recognize long-term or short-term capital gain or loss (depending upon the holding period), in an amount equal to the difference between the sale price and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the option.

         An option holder who pays the exercise price, in whole or in part, by delivering shares of Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis of shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

Vote Required to Adopt the Amendment to the 1991 Directors Stock Option Plan

         The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting, is required to approve the amendment to the Directors Plan. Proxies will be voted in favor of the action unless otherwise instructed by the Shareholders.

  The Board of Directors recommends a vote FOR the adoption of the Amendment to the Zoom Telephonics, Inc. 1991 Directors Stock Option Plan.

                                 PROPOSAL NO. 3

                             APPOINTMENT OF AUDITOR

         Management of Zoom proposes to nominate the accounting firm of KPMG LLP to serve as Zoom's independent auditors, at a remuneration to be fixed by the directors, until the next Annual General Meeting of Shareholders. KPMG LLP also served as Zoom's independent auditors during the fiscal year ended December 31, 2000. KPMG LLP has acted as auditors for Zoom since 1986, and the Board of Directors believes it is desirable and in the best interests of Zoom to continue employment of that firm. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     Vote Required to Approve the Proposal to Appoint KPMG LLP as Zoom's Independent Auditors

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting and voting on the proposal, is required to approve the appointment of KPMG LLP as auditor. Proxies will be voted in favor of the action unless otherwise instructed by the Shareholders.

     The Board of Directors recommends a vote FOR approval of Proposal No. 3.

                            INDEPENDENT AUDITOR FEES

         Audit Fees. KPMG LLP billed Zoom an aggregate of $95,000 for professional services rendered by KPMG in connection with its audit of Zoom's financial statements for the fiscal year ending December 31, 2000 and its review of Zoom's quarterly reports on Form 10-Q during fiscal 2000.

         Financial Information Systems Design and Implementation. KPMG did not render any services to Zoom for financial information systems design and implementation during fiscal 2000.

         All Other Fees. KPMG billed Zoom an additional $44,962 for professional services rendered during fiscal 2000 for services not otherwise described above. These fees include fees for tax-related services, including tax advice and research and the assistance with the preparation and filing of tax returns, and the dissolution of Tribe Computer Works, a former subsidiary of Zoom.

         The Audit Committee has considered whether KPMG's provision of services other than services rendered in connection with the audit of Zoom's annual financial statements is compatible with maintaining KPMG's independence.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals which comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and which are intended to be presented by such Shareholder at Zoom's 2002 Annual General Meeting, must be received by Zoom no later than January 11, 2002, in order to be considered for inclusion in the Proxy Circular relating to that meeting.

         Notice of Shareholder proposals intended to be presented at Zoom's 2002 Annual General Meeting which are submitted outside the processes of Rule 14a-8 will be considered untimely if received by Zoom after March 27, 2002. The proxy solicited by the Board of Directors with respect to that meeting may confer discretionary authority to vote on matters submitted in an untimely proposal.

                           INCORPORATION BY REFERENCE

         To the extent that this Proxy Circular has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Circular entitled "Board of Directors Report on Executive Compensation" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                                 BOARD APPROVAL

         The Board of Directors has approved the contents of this Proxy Circular and its issue to Shareholders.

                           ANNUAL REPORT ON FORM 10-K

         Copies of Zoom's Annual Report on Form 10-K for the fiscal year ending December 31, 2000, as filed with the Securities and Exchange Commission are available to Shareholders without charge upon written request addressed to Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111, Attention:
Investor Relations.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.
                                                                       CERTIFIED

                                                 By: ________________________
                                                  Frank B. Manning, President

                                   APPENDIX A

                             ZOOM TELEPHONICS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                             ADOPTED ON MAY 23, 2000

I.       PURPOSE

The primary purpose of the Audit Committee (the "Committee") of the Board of Directors of Zoom Telephonics, Inc. (the "Company") is to provide independent and objective oversight of the financial reporting process, the accounting functions and internal controls of the Company and its subsidiaries. The Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate an outside independent auditor to be approved by the Company's shareholders in any proxy statement).

II.      FUNCTIONS

The Committee shall perform the following functions:

     1. Independent Auditors. Recommend to the Board of Directors the accounting firm to be engaged by the Company as its independent auditors, which firm shall be ultimately accountable to the Board of Directors and the Committee as representatives of the Company's shareholders.

     2. Plan of Audit. Review with the independent auditors the plan and scope of their audit, its status during the year, the results when completed, the required communications under Statements of Auditing Standards Nos. 61 and 89, their report or opinion and any recommendations they may have for improving or changing the audit and the control environment, as well as management's letter in response thereto, and the fees for audit services.

    3. Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent auditors any significant proposed changes in accounting principles and financial statements.

     4. Internal Accounting Controls. Consult with the independent auditors regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent auditors regarding internal controls shall be conducted out of management's presence.

     5. Internal Control Systems. Review with management the Company's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns.

     6. Financial Disclosure Documents. Prior to publication, the Committee shall review and discuss with management and the independent auditors the Company's audited financial statements, such review and discussions to include the matters to be discussed by Statement of Auditing Standards No. 61, the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and the independent auditor's independence. Following the satisfactory completion of the year-end review and discussions, the Committee shall recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The review shall include any significant problems and material disputes between management and the independent auditors and a discussion with the independent auditors out of management's presence of the quality of the Company's accounting principles as applied in its financial reporting, the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure and reviewed by the independent auditors. The Committee shall also require that the Company's interim financial statements are reviewed by the Company's independent auditors prior to filing with the Securities and Exchange Commission, such review to follow professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as may be modified or supplemented by the Securities and Exchange Commission.

     7. Oversight of Executive Officers and Directors and Conflicts of Interest. Review significant conflicts of interest involving directors or executive officers.

     8. Oversight of Independent Auditors. Evaluate the independent auditors on an annual basis and, where appropriate, recommend a replacement for the independent auditors. In such evaluation, the Committee shall require that the independent auditors deliver to the Committee a formal written statement delineating all relationships between the auditors and the Company, as required by Independence Standards Board Standard No. 1. On an annual basis, the Committee also shall actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and in response to the independent auditor's report take, or recommend that the Board take, appropriate action to oversee the independent auditor's independence.

     9. Adequacy of Personnel. Review periodically the adequacy of the Company's accounting, financial, and auditing personnel resources.

     10. Charter Amendments. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board of Directors.

     11. Miscellaneous. Such other matters in relation to the financial affairs of the Company, and in relation to the audit of the Company, as the Committee may, in its discretion, deem advisable. The Committee's function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company's accounting practices, or to define the standards to be used in preparation of the Company's financial statements.

III.     COMPOSITION & INDEPENDENCE

From the date of adoption of this Charter until June 14, 2001, the Committee shall consist of not less than two independent members, each of whom shall be appointed by the Board of Directors. Commencing June 15, 2001, the Committee shall consist of not less than three independent members, each of whom shall be appointed by the Board of Directors. In any case, the number of members appointed to serve on the Committee shall be at least equal to the number of members required by the rules and regulations of the SEC and the exchange or stock market on which the Company's securities are traded or quoted.

The Board of Directors shall select one member of the Committee to serve as the Chairman. Each member of the Committee shall be a person who qualifies for membership under the then-current listing requirements of the self-regulatory agency on which the Company's securities are traded or quoted. Currently, these requirements include the requirement that members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the Committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. No member of the Committee shall be employed or otherwise affiliated with the Company's independent auditors.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

IV.      MEETINGS AND VOTING

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The affirmative vote of a majority of the appointed members shall be necessary to take any action at any meeting in which a quorum is present.

The Committee shall meet on a regular basis, [which shall be at least four times each year]. In addition, the Committee shall call special meetings, as circumstances require. Meetings shall be scheduled at the discretion of the Chairman.

Any meeting, regular or special, may be held by conference telephone or similar communication equipment, as long as all members of the Committee participating in the meeting can hear one another, and all such members of the Committee shall be deemed to be present in person at the meeting.

Notice of the meetings shall be provided as required in the Company's Bylaws, as amended from time to time. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

V.       REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

The Committee shall annually report to the shareholders in Company's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter, which report shall be in compliance with Rule 306 of Regulation S-K, as such rule is amended from time to time.

VI.      OTHER AUTHORITY

The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors, by law or the Company's Articles of Continuance, as amended or Bylaws, as amended.

                             ZOOM TELEPHONICS, INC.

                                  FORM OF PROXY





     THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF ZOOM TELEPHONICS, INC. (THE "CORPORATION") FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2001.




     The undersigned shareholder appoints Frank B. Manning or, failing him, Peter R. Kramer or, failing him, Craig D. Thomas or, instead of any of them __________________ as proxyholder, with power of substitution, to attend, act and vote in respect of all shares registered in the name of the undersigned at the Annual General Meeting of Shareholders of the Corporation to be held on June 14, 2001, and at any adjournments thereof on the matters indicated below which are described in the Proxy Circular and, at the proxyholder's discretion, on amendments or variations to such matters and on such other matters as may properly come before the Meeting. The undersigned revokes any instrument or proxy heretofore given with respect to the Meeting or any adjournments thereof with respect only to the shares identified below.

VOTE:


     1. To elect the following persons as directors of the Corporation for the ensuing year:


     Nominees: Frank B. Manning, Peter R. Kramer, Bernard Furman, J. Ronald Woods, L. Lamont Gordon



                        FOR                       WITHHOLD

                        all nominees               from all nominees

                        FOR, except vote withheld from the following nominee(s):





     2. To consider and act upon a proposal to amend the Corporation's 1991 Directors Stock Option Plan to extend the expiration date from April 30, 2001 to April 30, 2011.



     FOR                            AGAINST                            ABSTAIN




     3. To appoint KPMG LLP as auditor of the Corporation for the ensuing year at a remuneration to be fixed by the directors.




     FOR                            AGAINST                            ABSTAIN






     ON ANY BALLOT THAT MAY BE CALLED FOR, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR, AGAINST OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE SHAREHOLDER. IF NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS LISTED ABOVE.


NOTES:


     1. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THEM AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS, OTHER THAN THE MANAGEMENT NOMINEES. To exercise this right, you should either strike out the names of Messrs. Manning, Kramer and Thomas and insert in the space provided the name of the person you desire to designate as proxyholder, or complete another proper form of proxy.


     2. A proxy,  to be  valid,  must be dated and  signed  by the  shareholder.
Executors, administrators, trustees, guardians, attorneys and officers of corporations should add their titles when signing. If this form of proxy is not dated, it shall be deemed to bear the date on which it was mailed by the Corporation.

     3. A proxy to be effective must be deposited and received at the office of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072 before 6:00 p.m. Eastern time on June 13, 2001.


Signature                      Name (Please Print)


Address



Date              , 2001                 Number of Shares to be voted



     (IF LEFT BLANK, ALL SHARES REGISTERED IN YOUR NAME WILL BE DEEMED TO BE REPRESENTED BY THIS PROXY.)